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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of Earliest Event Reported): November 9, 2000
                                                         ----------------



                   AMERICAN BUSINESS FINANCIAL SERVICES, INC.
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             (Exact name of registrant as specified in its charter)


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
              Delaware                          000-22474                          87-0418807
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    (State or other jurisdiction          (Commission File Number)              (I.R.S. Employer
         of incorporation)                                                     Identification No.)
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                111 Presidential Boulevard, Bala Cynwyd, PA 19004
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               (Address of principal executive offices / Zip Code)


       Registrant's telephone number, including area code: (610) 668-2440
                                                           --------------
              Former name, former address, and former fiscal year,
                         if changed since last report:


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Forward-Looking Statements

         Some of the information in this report on Form 8-K or the documents incorporated by reference in this report on Form 8-K may contain forward-looking statements. You can identify these statements by words or phrases such as "will likely result," "may," "are expected to," "will continue to," "is anticipated," "estimate," "projected," "intends to" or other similar words. These forward-looking statements regarding our business and prospects are based upon numerous assumptions about future conditions, including negative cash flows from operations, reliance on debt financing, estimates of the value of interest only strips, lending to credit impaired borrowers, reliance on securitizations and write down of value of interest only strips, which may ultimately prove to be inaccurate. Actual events and results may materially differ from anticipated results described in those statements. Forward-looking statements involve risks and uncertainties described under "Risk Factors" as well as other portions of the Form 8-K, which could cause our actual results to differ materially from historical earnings and those presently anticipated. When considering forward-looking statements, you should keep those risk factors in mind as well as the other cautionary statements in this report on Form 8-K. You should not place undue reliance on any forward-looking statement.

Item 5.  Other Events

         On November 9, 2000, the Company announced that it intends to repurchase up to 20% of its outstanding capital stock at prevailing market prices over the next year. The Company intends to utilize the services of various brokers in connection with the repurchase program.

Item 7.  Financial Statements and Exhibits

(a)      Financial Statements

         None

(b)      Pro-forma Financial Information

         None

(c)      Exhibits

         None




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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    AMERICAN BUSINESS FINANCIAL
                                    SERVICES, INC.


Date: December 4, 2000              By: /s/ Anthony J. Santilli
      ----------------                  ----------------------------------
                                        Anthony J. Santillli
                                        Title: Chairman, President, Chief
                                        Executive Officer, Chief Operating
                                        Officer and Director